Exhibit 23.1


                      [WIPFLI ULLRICH BERTELSON LETTERHEAD]



                          INDEPENDENT AUDITORS' CONSENT


   We consent to the incorporation by reference in the Registration Statement of FCB Financial Corp. on Form S-8 (relating to the 1998 Incentive Stock
   Plan) of our report dated April 17, 1998, included and incorporated by reference in the Annual Report on Form 10-K of FCB Financial Corp. for the year ended March 31, 1998.


                                 /s/ Wipfli Ullrich Bertelson LLP
                                 Certified Public Accountants

   August 20, 1998
   Green Bay, Wisconsin